UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 8, 2004

                             Spectrum Control, Inc.
--------------------------------------------------------------------------------
              Exact name of registrant as specified in its charter

        Pennsylvania                      0-8796                 25-1196447
--------------------------------------------------------------------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
      incorporation)                   File Number)          Identification No.)

8031 Avonia Road; Fairview, Pennsylvania                           16415
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:            (814) 474-2207
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
        (Former name or former address , if changed since last report.)

Item 7.     Financial Statements and Exhibits

            (c) Exhibits - 99.1 Press Release of Spectrum Control, Inc. dated January 8, 2004

Item 12.    Results of Operations and Financial Condition

            The following information is being furnished pursuant to Item 12
            (a). This information, including the exhibits attached hereto, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

            On January 8, 2004, Spectrum Control, Inc. issued an earnings release announcing its financial results for the fourth quarter ended November 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          SPECTRUM CONTROL, INC.
                                          ----------------------
                                               (Registrant)

Date: January 8, 2004                            By: /s/ John P. Freeman
      ---------------                                ---------------------------
                                                     (Signature)
                                                     Senior Vice President
                                                     and Chief Financial Officer